Exhibit 31.3

CERTIFICATION PURSUANT TO
RULE 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Patrick K. Mullen, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Chicago Bridge & Iron Company N.V.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Patrick K. Mullen
Patrick K. Mullen
Principal Executive Officer
Date: March 22, 2018